UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2013

ZALICUS INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Third Floor
Cambridge, MA 02142
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 301-7000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2013, Zalicus Inc. (the "Company") filed a Certificate of Amendment to its Sixth Amended and Restated Certificate of Incorporation (the "Certificate of Amendment"), with the Secretary of State of the State of Delaware, to effect a 1-for-6 reverse stock split of the Company's common stock (the "Reverse Stock Split"). The Certificate of Amendment will become effective at 12:01 a.m. on October 3, 2013.

As described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2013, at the Company's annual meeting held on June 6, 2013, the Company's stockholders approved the Certificate of Amendment with ratios to be determined by the Company's Board of Directors as set forth in more detail in the definitive proxy statement. Thereafter, the Company's Board of Directors determined to effect a 1-for-6 reverse stock split and authorized the implementation of such split and filing of the Certificate of Amendment.

As a result of the Reverse Stock Split, every six shares of the Company's pre-Reverse Stock Split common stock were combined and reclassified into one share of the Company's common stock. Beginning with the opening of trading on October 3, 2013, the Company's common stock will trade on the NASDAQ Capital Market on a Reverse Stock Split adjusted basis with a new CUSIP number of 98887C 204.

No fractional shares were issued in connection with the Reverse Stock Split. In accordance with the Certificate of Amendment, Zalicus stockholders who would have otherwise been due a fractional share will receive a cash payment instead of such fractional share determined on the basis of the closing price of Zalicus common stock on the Nasdaq Capital Market on October 2, 2013, the last business day before the effective date of the reverse stock split. Proportional adjustments will be made to the Company's outstanding warrants, stock options and other equity awards and to the Company's equity compensation plans to reflect the Reverse Stock Split.

As a result of the reverse stock split, Zalicus expects to regain compliance with the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market.

A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d)    Exhibits
Exhibit No.	Description

3.1	Certificate of Amendment of Sixth Amended and Restated Certificate of Incorporation.

99.1	Press release of Zalicus Inc. dated October 2, 2013.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zalicus Inc.
	By:	/s/ Justin A. Renz
Name: Justin A. Renz
Title: Executive Vice President,
Chief Financial Officer & Treasurer
Dated: October 2, 2013

Index to Exhibits
Exhibit No.	Description

3.1	Certificate of Amendment of Sixth Amended and Restated Certificate of Incorporation.

99.1	Press release of Zalicus Inc. dated October 2, 2013.